UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2018
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2018, the Board of Directors of Markel Corporation (the Company) approved the transition of the functions, duties and responsibilities of the Company’s “principal executive officer” from Alan I. Kirshner, the Company’s Executive Chairman and Chairman of the Board, collectively to Thomas S. Gayner and Richard R. Whitt, III, the Company’s Co-Chief Executive Officers, relating to the Company’s periodic reports filed with the Securities and Exchange Commission (SEC) and the fulfillment of such functions, duties and responsibilities associated with the accompanying certifications to such filings. The transition became effective April 24, 2018, upon the filing of the Company’s Form 10-Q for the quarter ended March 31, 2018 with the SEC. Mr. Kirshner continues to serve as Executive Chairman and Chairman of the Board.

Mr. Gayner, age 58, has served as Co-Chief Executive Officer since January 2016 and was President and Chief Investment Officer from May 2010 to December 2015. Prior to joining the Company in 1990, Mr. Gayner was a certified public accountant at PricewaterhouseCoopers LLP and a Vice President of Davenport & Company of Virginia. Mr. Whitt, age 54, has served as Co-Chief Executive Officer since January 2016 and was President and Chief Operating Officer from May 2010 to December 2015. Prior to joining the Company in 1991, Mr. Whitt worked at KPMG in their audit practice. Additional information regarding Mr. Gayner and Mr. Whitt can be found in the Company’s (1) annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 23, 2018, under the heading “Executive Officers”, and (2) proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on March 23, 2018, under the headings “Election of Directors” and “Certain Transactions” and that information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

April 27, 2018	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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